THIOKOL CORPORATION
                          KEY EXECUTIVE BONUS PLAN

                          AS AMENDED AND RESTATED
                          EFFECTIVE JUNE 16, 1997

                             TABLE OF CONTENTS


SECTION                                                                 PAGE
-------                                                                 ----
 1   PURPOSE OF THE PLAN                                                 1
 2   DEFINITIONS                                                         1
 3   ELIGIBILITY FOR PARTICIPATION                                       7
 4   TARGET BONUS OPPORTUNITY                                            7
 5   SETTING THE PERFORMANCE GOALS                                       8
 6   CALCULATION OF THE ACTUAL BONUS AWARD                               9
 7   SPECIAL PARTICIPANTS AND DISCRETIONARY
     BONUS                                                              19
 8   COMPENSATION NATURE OF THE TARGET BONUS
     OPPORTUNITY AND ACTUAL BONUS AWARD                                 19
 9   METHOD OF PAYMENT OF ACTUAL BONUS AWARD
     AND TAX WITHHOLDING                                                20
10   TERMINATION OF EMPLOYMENT, CROSS-
     TRANSFER, PROMOTION AND DEMOTION                                   20
11   CHANGE OF CONTROL                                                  22
12   ADMINISTRATION AND MODIFICATION OF
     THE PLAN                                                           25
13   AMENDMENT OR TERMINATION OF PLAN
     AND DURATION OF PLAN                                               26
14   PLAN NOT A CONTRACT OF EMPLOYMENT                                  27
15   NON-ASSIGNABILITY OF RIGHTS                                        27

                            THIOKOL CORPORATION
                          KEY EXECUTIVE BONUS PLAN


SECTION 1 - PURPOSE OF THE PLAN
-------------------------------

The Thiokol Key Executive Bonus Plan is principally designed as a short-term incentive compensation bonus plan for selected key executive officers and employees of Thiokol Corporation whose positions of responsibility enable them to significantly affect the success and profitability of the Corporation. Adopted by the Board of Directors of the Corporation, June 18, 1992 and amended and restated June 16, 1997, the Plan provides an annual cash bonus opportunity to each Participant based on the respective performance of the Corporation, or the Participant's Division or Operating Unit towards specific pre-determined financial goals and the individual Participant's achievement of specified Strategic Goals.

SECTION 2 - DEFINITIONS
-----------------------

2.0 As used herein the terms below shall have the following meanings. Any of these terms, unless the context otherwise requires, may be used in the singular or plural depending upon the reference.

2.1       "Actual  Bonus  Award"  means the actual  bonus award earned by a
          Participant  as  incentive   compensation   for  each  Plan  Year
          calculated in the manner described in Section 6 hereof.

2.2 "Actual Performance Results" means: (i) the actual Earnings Per Share and Corporate Strategic Goals achieved for the Plan Year for Group A Participants; (ii) actual Earnings Per Share, Operating Unit Net Profit and Operating Unit Strategic Goals achieved for the Plan Year for Group B

Participants, and; (iii) the Operating Unit Net Profit, Division Net Profit, and Division Strategic Goals achieved for the Plan Year for Group C Participants.

2.3 "Base Annual Salary" means the Participant's base annualized salary for the Salary Grade for which a Participant is assigned by the Committee July 1 of the Plan Year. The Base Annual Salary on which the Actual Bonus Award will be paid shall be adjusted for the amount of any increase (or decrease) granted a Participant within the Participant's designated Salary Grade during the Plan Year. Such adjustment shall be made by the weighed average of the Base Salary for the period comprising the number of months in the Plan Year at the rate in effect on July 1 and the number of months at the rate in effect subsequent to such increase (or decrease) or increases or decreases if more than one during the Plan Year.

2.4 "Board of Directors" means the Board of Directors of the Corporation as constituted from time to time.

2.5 "Chairman" means the Chairman of the Board of Directors of the Corporation.

2.6 "Committee" means the Compensation Committee of the Board of Directors charged with administering the Plan.

2.7 "Consolidated Balance Sheet" means the balance sheet of the Corporation and its subsidiaries prepared on a consolidated basis in accordance with generally accepted accounting practices.

2.8 "Consolidated Income Statement" of the Corporation means the income statement of the Corporation and its subsidiaries prepared on a consolidated basis in accordance with generally accepted accounting practices.

2.9 "Corporate Strategic Goals" means the written and weighted Strategic Goals of the Corporation for each Group A Participant approved by the Committee for the Plan Year.

2.10 "Corporation" or "Company" means Thiokol Corporation and its subsidiaries.

2.11 "Corporation Performance Goals" means the performance goals set by the Committee for Group A Participants comprised of two components: (i) the Earnings Per Share Goal and (ii) the Corporate Strategic Goals.

2.12 "Division" means a distinct measurable profit center of the Corporation or any subsidiary, division or a branch, domestic or foreign, of the Corporation, designated by the Committee as a division for the purposes of this Plan and may include the consolidation of business units.

2.13 "Division Net Profit" means the net pre-tax profit of the Division net of all year-end adjustments included in the Consolidate Income Statement of the Corporation for the Plan Year.

2.14 "Division Net Profit Goal" means the division net profit goal set by the Committee at the beginning of the Plan Year on which the Target Opportunity is based.

2.15 "Division Performance Goals" means the performance goals set by the Committee for Group C Participants comprised of three components: (i) the Operating Unit Net Profit Goal, (ii) Division Net Profit Goal, and (iii) the Division Strategic Goals.

2.16      "Division   Strategic  Goals"  means  the  written  and  weighted
          Strategic Goals of the Division of the Corporation for each Group C Participant approved by the Committee for the Plan Year.

2.17 "Earnings Per Share" means the earnings per share shown on the Corporation's Consolidated Statement of Income at the end of the Plan Year.

2.18 "Earnings Per Share Goal" means the Earnings Per Share Goal set by the Committee at the beginning of the Plan Year on which the Target Bonus Opportunity is based.

2.19 "Group A Participant" means those persons designated by the Committee for the Plan Year to be Group A Participants.

2.20 "Group B Participant" means those persons designated by the Committee for the Plan Year to be Group B Participants.

2.21 "Group C Participant" means those persons designated by the Committee for the Plan Year to be Group C Participants.

2.22 "Operating Unit" means a distinct measurable profit center of the Corporation or any subsidiary, division, or a branch, domestic or foreign, of the Corporation designated by the Committee as an operating unit for the purposes of this Plan and may include the consolidation of business units.

2.23 "Operating Unit Net Profit" means the net pre-tax profit of the Operating Unit net of all year-end adjustments included in the Consolidated Income Statement of the Corporation for the Plan Year.

2.24 "Operating Unit Net Profit Goal" means the Operating Unit Net Profit set by the Committee at the beginning of the Plan Year on which the Target Bonus Opportunity is based.

2.25 "Operating Unit Performance Goals" means the performance goals set by the Committee for Group B Participants comprised of three components (i) the Earnings Per Share Goal, (ii) Operating Unit Net Profit Goal and (iii) the Operating Unit Strategic Goal.

2.26      "Operating  Unit Strategic  Goals" means the written and weighted
          Strategic   Goals  of  the  Operating   Unit  for  each  Group  B
          Participant approved by the Committee for the Plan Year.

2.27 "Participant" means any person, selected by the Committee for participation in this Plan, as either a Group A Participant, a Group B Participant, a Group C Participant or a Special Participant and who has agreed to participate in this Plan as provided in Section 3, hereof.

2.28 "Performance Goals" means the Corporation Performance Goals, Division Performance Goals and Operating Unit Performance Goals set by the Committee as the performance goals to be achieved for the Plan Year.

2.29 "Plan" means the Thiokol Corporation Key Executive Bonus Plan. The first Plan shall be effective for the Corporation's fiscal year beginning July 1, 1997.

2.30 "Plan Year" means the fiscal year of the Corporation July 1 through June 30.

2.31 "Salary Grade" means the salary classification to which a Participant is assigned by the Committee.

2.32 "Special Participant" means an individual designated as a special participant by the Committee to receive a discretionary bonus as set forth in Section 7 hereof.

2.33 "Strategic Goals" means the Corporate Strategic Goals, Division Strategic Goals and Operating Unit Strategic Goals. The Strategic Goals are the strategic goals set forth in writing for each Participant at the beginning of the Plan Year approved by the Committee defining the Strategic Goals and direction of the Corporation for each Group A Participant, the Operating Unit for each Group B Participant and Division for each Group C Participant and the specific goals to be achieved by each such Participant. Each of such Strategic Goals, which may be either a financial or qualitative goal or a combination thereof for each such Participant, shall be assigned a weight such as to rank it's relative importance in relation to the other Strategic Goals and the sum total of the weights for all such goals shall equal one hundred (100). In the event any such goals requires more than twelve months to complete, a written measurable criteria shall be included in each of such goals against which performance results towards achieving such goals can be measured for the Plan Year. At the end of the Plan Year the Committee shall review the Strategic Goals achieved in relationship to these Strategic Goals set at the beginning of the Plan Year and determine if each such Strategic Goal was either (i) not met; (ii) partially met; (iii) substantially met or (iv) all met as set forth in Table 7 hereof.

2.34 "Subsidiary" means a corporation, both domestic and foreign, at least eighty-five percent (85%) of the outstanding voting stock of which is owned, directly or indirectly, by the Corporation or any subsidiary of the

          Corporation.

2.35 Target" means the percentage determined by the Participant's Salary Grade, as set forth in Table 1 in Section 4 hereof, on which the Target Bonus Opportunity is calculated.

2.36 "Target Bonus Opportunity" means the dollar value of the incentive compensation bonus opportunity awarded to each Participant at the beginning of each Plan Year based upon the Participant's Base Annual Salary, Salary Grade and corresponding Target.

SECTION 3 - ELIGIBILITY FOR PARTICIPATION
-----------------------------------------

To be eligible for participation in the Plan, a person must be designated either a Group A Participant, Group B Participant, Group C Participant or Special Participant by the Committee and agree in writing to be a participant in the Plan bound by the terms and conditions hereof by executing the participant acknowledgment. Special Participants shall participate upon such terms and conditions as the Committee may designate.

SECTION 4 - TARGET BONUS OPPORTUNITY
------------------------------------

The Target Bonus Opportunity for each Participant is set at the beginning of each Plan Year and shall be based on the Salary Grade and Target expressed as a percent set forth in Table 1:

==============================================================================
                                  TABLE 1
                          TARGET BONUS OPPORTUNITY
==============================================================================

   SALARY GRADE                                                  TARGET
------------------------------------------------------------------------------

        7                                                         70%
------------------------------------------------------------------------------

        6                                                         55%
------------------------------------------------------------------------------

        5                                                         50%
------------------------------------------------------------------------------

        4                                                         40%
------------------------------------------------------------------------------

        3                                                         30%
------------------------------------------------------------------------------


The Target Bonus Opportunity shall equal the amount of the Participant's Base Annual Salary multiplied by the corresponding Target, expressed as a percent set forth Opposite the Participant's Salary Grade shown in Table 1.

The Target Bonus Opportunity is calculated by the following formula:

         Target Bonus Opportunity = Base Annual Salary X Target(1)

SECTION 5 - SETTING THE PERFORMANCE GOALS
-----------------------------------------

At the beginning of the Plan Year, the Committee shall set the Performance Goals consisting of the Corporate Performance Goals for Group A Participants; the Operating Unit Goals for Group B Participants; and the Division Goals for Group C Participants.




__________________________________________

(1) Target expressed as a percent based on Participant's Salary Grade-Table 1.

SECTION 6 - CALCULATION OF THE ACTUAL BONUS AWARD
-------------------------------------------------

The Actual Bonus Award that may be earned by a Participant for the Plan Year is expressed as a percentage of the Target Bonus Opportunity based on the Actual Performance Results achieved for the Plan Year. The Actual Bonus Award is calculated as hereinafter described.

Group A Participants:
---------------------

For Group A Participants, the amount of the Actual Bonus Award that may be earned shall be based on an attainment of the Earnings Per Share Goals and Participant Strategic Goals expressed as a percentage of the Participant's Target Bonus Opportunity in Table 2 and Table 7.

The value of the Actual Bonus Award Earned by Group A Participants is defined by the following formula:

                             EARNINGS PER SHARE
                             ------------------


LINE A

                             Percent of Target Bonus
Target Bonus Opportunity  X  Opportunity which may be earned     =$     Award
                             as an Actual Bonus Award from Table 2

                               PLUS OR MINUS
                               -------------


                                 CORPORATE
                              STRATEGIC GOALS
                              ---------------

LINE B
                               Percent of Target Bonus
Target Bonus Opportunity   X   Opportunity which may be earned     =$    Award
                               as an  Actual   Bonus  Award  from
                               Table 7
                                                                      --------

                                   EQUALS
                                   ------

Total Value of Actual Bonus Award (Line A +(-) Line B)           =     $ Award

==============================================================================
                                  TABLE 2
                            GROUP A PARTICIPANTS
                             EARNINGS PER SHARE
                              PERFORMANCE GOAL

==============================================================================

Actual EPS Achieved measured against    Percentage of Target Bonus Opportunity
EPS Goal                                which may be earned as an Actual Bonus
                                        Award
------------------------------------------------------------------------------


    Below 90% of Goal                                    0%
------------------------------------------------------------------------------

      90% of Goal                                       35%
------------------------------------------------------------------------------

      95% of Goal                                     67.5%
------------------------------------------------------------------------------

     100% of Goal                                      100%
------------------------------------------------------------------------------

     105% of Goal                                      133%
------------------------------------------------------------------------------

     110% of Goal                                      167%
------------------------------------------------------------------------------

     115% of Goal                                      200%
------------------------------------------------------------------------------

   Above 115% of Goal                                  200%
------------------------------------------------------------------------------

For performance results between the EPS rates shown, linear interpolation set forth in Exhibit A will be used to compute the Actual Bonus Award.
==============================================================================


Group B Participants:

For Group B Participants, the amount of the Actual Bonus Award that may be earned shall be based on attainment of the Earnings Per Share Performance Goal, Operating Unit Net Profit Performance Goal, and Operating Strategic Goal expressed as a percentage of the Participant's Target Bonus Opportunity in Table 3, Table 4 and Table 7.

The value of the Actual Bonus Award Earned by Group B Participants is defined by the following formula:

                             EARNINGS PER SHARE
                             ------------------

LINE A

                               Percent of Target Bonus
Target Bonus Opportunity   X   Opportunity which may be earned   =     $Award
                               as an Actual Bonus Award from
                               Table 3

                                    PLUS
                                    ----

                               OPERATING UNIT
                                 NET PROFIT

LINE B
                                Percent of Target Bonus
Target Bonus Opportunity   X    Opportunity which may be earned  =     $ Award
                                as an Actual Bonus Award from
                                Table 4

                               PLUS OR MINUS
                               -------------

                               OPERATING UNIT
                              STRATEGIC GOALS
                              ---------------
LINE C

                               Percent of Target Bonus
Target Bonus Opportunity   X   Opportunity which may be earned  =      $ Award
                               as an  Actual   Bonus  Award
                               from Table 7


                                                                      --------
                                   EQUALS
                                   ------

Total Value of Actual Bonus Award (Line A + Line B +(-) Line C) =   $    Award

==============================================================================

                                     TABLE 3

                              GROUP B PARTICIPANTS
                               EARNINGS PER SHARE
                                PERFORMANCE GOAL

==============================================================================


Actual EPS Achieved measured            Percentage of Target Bonus Opportunity
against EPS Goal                        which may be earned as an Actual Bonus
                                        Award
------------------------------------------------------------------------------

   Below 90% of Goal                                     0%
------------------------------------------------------------------------------

       90% of Goal                                      10%
------------------------------------------------------------------------------

       95% of Goal                                    17.5%
------------------------------------------------------------------------------

      100% of Goal                                      25%
------------------------------------------------------------------------------

      105% of Goal                                      33%
------------------------------------------------------------------------------

      110% of Goal                                      42%
------------------------------------------------------------------------------

      115% of Goal                                      50%
------------------------------------------------------------------------------

  Above 115% of Goal                                    50%
------------------------------------------------------------------------------

For performance results between the EPS rates shown, linear interpolation set forth in Exhibit A-1 will be used to compute the Actual Bonus Award.
==============================================================================

==============================================================================

                                  TABLE 4

                            GROUP B PARTICIPANTS
                         OPERATING UNIT NET PROFIT
                              PERFORMANCE GOAL
==============================================================================


Actual Operating Unit Net                     Percentage of Target Bonus
Profit Achieved measured                      Opportunity which may be earned
against Operating Unit                        as an Actual Bonus Award
Net Profit Goal
------------------------------------------------------------------------------

     Below 90% of Goal                                     0%
 -----------------------------------------------------------------------------

      90% of Goal                                         25%
------------------------------------------------------------------------------

      95% of Goal                                         50%
------------------------------------------------------------------------------

     100% of Goal                                         75%
------------------------------------------------------------------------------
     105% of Goal                                        100%
 -----------------------------------------------------------------------------
     110% of Goal                                        125%
------------------------------------------------------------------------------
     115% of Goal                                        150%
------------------------------------------------------------------------------
   Above 115% of Goal                                    150%
 -----------------------------------------------------------------------------

For performance results between the Operating Unit Net Profit rates shown, linear interpolation set forth in Exhibit A-2 will be used to compute the Actual Bonus Award.
==============================================================================


Group C Participants:

For Group C Participants, the amount of the Actual Bonus Award that may be earned shall be based on attainment of the Operating Unit Net Profit Performance Goal, Division Net Profit Performance Goal and Participant's Strategic Goals expressed as a percentage of the Participant's Target Bonus Opportunity in Table 5, Table 6 and Table 7.

The value of the Actual Bonus Award Earned by Group C Participants is defined by the following formula:

                         OPERATING UNIT NET PROFIT
                         -------------------------

LINE A

                           Percent of Target Bonus
Target Bonus Opportunity X Opportunity which may be earned   =      $ Award
                           as an  Actual   Bonus  Award
                           from Table 5

                                    PLUS
                                    ----


                                  DIVISION
                                 NET PROFIT
                                 ----------

LINE B
                           Percent of Target Bonus
Target Bonus Opportunity X Opportunity which may be earned  =        $ Award
                           as an Actual Bonus Award
                           from Table 6

                               PLUS OR MINUS
                               -------------


                                  DIVISION
                              STRATEGIC GOALS
                              ---------------

LINE C
                           Percent of Target Bonus
Target Bonus Opportunity X Opportunity which may be earned  =        $ Award
                           as an  Actual   Bonus  Award
                           from Table 7


                                                                      --------


                                  EQUALS
                                  ------

Total Value of Actual Bonus Award (Line A + Line B +(-) Line C)  =     $ Award

==============================================================================

                                  TABLE 5

                            GROUP C PARTICIPANTS
                         OPERATING UNIT NET PROFIT
                              PERFORMANCE GOAL
==============================================================================


Actual Operating  Unit  Net                  Percentage of Target Bonus
Profit  Achieved measured against            Opportunity which may be earned
Operating Unit Net Profit Goal               as an Actual Bonus Award
------------------------------------------------------------------------------

    Below 90% of Goal                                      0%
------------------------------------------------------------------------------
      90% of Goal                                         10%
------------------------------------------------------------------------------
      95% of Goal                                       17.5%
------------------------------------------------------------------------------
     100% of Goal                                         25%
------------------------------------------------------------------------------
     105 % of Goal                                        33%
------------------------------------------------------------------------------
      110% of Goal                                        42%
------------------------------------------------------------------------------
      115% of Goal                                        50%
------------------------------------------------------------------------------
   Above 115% of Goal                                     50%
==============================================================================

For performance results between the Operating Unit Net Profit rates shown, linear interpolation set forth in Exhibit A-3 will be used to compute the Actual Bonus Award.
==============================================================================

==============================================================================

                                  TABLE 6

                            GROUP C PARTICIPANTS
                            DIVISION NET PROFIT
                              PERFORMANCE GOAL
==============================================================================


Actual  Operating Unit Net Profit            Percentage of Target Bonus
Achieved measured against Operating          Opportunity which may be earned
Unit Net Profit Goal                         as an actual Bonus Award

==============================================================================

    Below 90% of Goal                                      0%
------------------------------------------------------------------------------
      90% of Goal                                         25%
------------------------------------------------------------------------------
      95% of Goal                                         50%
------------------------------------------------------------------------------
     100% of Goal                                         75%
------------------------------------------------------------------------------
     105% of Goal                                        100%
------------------------------------------------------------------------------
     110% of Goal                                        125%
------------------------------------------------------------------------------
     115% of Goal                                        150%
------------------------------------------------------------------------------
  Above 115% of Goal                                     150%
==============================================================================


For performance results between the Division Net Profit rates shown, linear interpolation set forth in Exhibit A-4 will be used to compute the Actual Bonus Award.
==============================================================================

Strategic Goals:

For Group A Participants, Group B Participants and Group C Participants, the Actual Bonus Award that may be earned by Participants based on attainment of Strategic goals is set forth in Table 7. Either the attainment or failure to attain the Strategic Goals, as the case may be, is independent and separate from the Actual Bonus Award paid for the attainment of the Earnings Per Share Goal for Group A Participants; attainment of the Earnings Per Share and Operating Unit Net Profit Goal for Group B Participants; and attainment of the Operating Unit Net Profit Goal and Division Net Profit Goal for Group C Participants. No Actual Bonus Award will be earned is Strategic Goals are not met.


==============================================================================

                                 TABLE 7

                 GROUP A, GROUP B AND GROUP C PARTICIPANTS
                              STRATEGIC GOALS

==============================================================================


Actual Strategic Goals Achieved              Percentage of Target Bonus
measured against Strategic Goals Set         Opportunity which may be earned
                                             as an Actual Bonus Award
------------------------------------------------------------------------------

Goals Not Met                                          -200%(1)
-----------------------------------------------------------------------------
Goals Partially met                               Minus 50% - 14%

------------------------------------------------------------------------------
Goals Substantially Met                               15% - 20%

------------------------------------------------------------------------------
Goals All Met                                         21% - 25%
------------------------------------------------------------------------------


The  Committee   shall   determine  the  Percentage  of  the  Target  Bonus
Opportunity which may be earned as an Actual Bonus Award within each goal range achieved.
==============================================================================



(1) No Bonus will be paid when goals are not met.

Maximum Bonus Award:

The Maximum Actual Bonus Award paid from this Plan is 200% of the Target Bonus Opportunity.

No Bonus Award:

No Bonus Award will be paid from the Plan if Strategic Goals are not met.

SECTION 7 - SPECIAL PARTICIPANTS AND DISCRETIONARY BONUS
--------------------------------------------------------

7.0 The Committee may designate Special Participants for Plan participation on terms and conditions as may be determined from time to time by the Committee. Such individuals designated as Special Participants shall be Participants upon agreeing in writing to the terms and conditions set by the Committee for such participation.

7.1       The  Committee  may  pay  a  discretionary   bonus  to  any  such
          individuals or group of individuals on such terms and conditions as the Committee may determine.

SECTION 8 - COMPENSATION NATURE OF THE TARGET BONUS OPPORTUNITY
---------------------------------------------------------------
AND ACTUAL BONUS AWARD
----------------------

The Target Bonus Opportunity granted to a Participant at the beginning of the Plan Year as incentive compensation and payable to the Participant at the end of the Plan Year in the amount of the Actual Bonus Award earned is a binding compensation obligation of the Corporation to the Participant for the Plan Year in which the Actual Bonus Award is earned.

SECTION 9 - METHOD OF PAYMENT OF ACTUAL BONUS AWARD AND TAX
-----------------------------------------------------------
WITHHOLDING
-----------

The amount of the Actual Bonus Award earned by a Participant shall be paid by the Corporation to the Participant in cash within sixty (60) days subsequent to the end of the Plan Year. The Corporation shall withhold all applicable federal, state and local income taxes and other amounts required by law to be withheld for compensation.

SECTION 10 - TERMINATION OF EMPLOYMENT, CROSS-TRANSFER,
-------------------------------------------------------
PROMOTION AND DEMOTION
----------------------

10.1 In the event a Participant terminates employment either voluntarily or involuntarily including retirement under the terms of the Corporation's retirement program, death or permanent disability prior to January 1 of the Plan Year, the Participant shall receive no Actual Bonus Award.

10.2      In  the  event  a  Participant   terminates   employment   either
          voluntarily or involuntarily (other than for Cause as to hereinafter defined) including by retirement under the terms of the Corporation's retirement program, death or permanent disability, subsequent to January 1 of the Plan Year, the Participant shall be eligible to receive a pro rata Actual Bonus Award based on the number of months completed in the Plan Year. Such pro rata payment, if any, shall be made in the manner set forth in Section 9. A participant who is terminated during the Plan Year for Cause shall receive no Actual Bonus Award.

10.3 For the purposes of this Plan, (i) a Participant shall be considered permanently disabled on the date that such Participant qualifies for long- term disability payments under the Corporation's long-term disability program, and (ii) "Cause" means (a) a material breach by the Participant of his job duties and obligations (other than as the result of an incapacity due to physical or mental illness) which is demonstrably willful and deliberate on the Participant's part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Corporation and which is not remedied in a reasonable period of time after receipt of notice from the Corporation or (b) the conviction of the Participant of a felony involving moral turpitude.

10.4 In the event a Participant is cross-transferred to the Corporation, to another Division or to another Operating Unit
          ("Location") at the same Salary Grade, the Participant will continue participating in the Plan, but the Actual Bonus Award will be pro rated on the time and performance results achieved at each Location. The Participant will become an active Participant in the corresponding Plan for the Corporation, Division or the Operating Unit to which the Participant is transferred at the beginning of the next Plan if selected by the Committee as a Participant.

10.5 In the event a Participant is promoted to a new Salary Grade, the Participant's participation in the Plan will continue until the end of the Plan Year and will be eligible to receive an Actual Bonus Award as provided by the terms of the Plan. The Participant will become an active Participant at the new Salary Grade in the corresponding Plan for the Corporation, Division or Operating Unit to which the Participant is promoted at the beginning of the next Plan Year if selected by the Committee.

10.6 In the event of a demotion to a lower Salary Grade the Participant will continue participating in such Plan until the end of the Plan Year and receive an Actual Bonus Award as provided by the terms of the Plan. The Participant will become an active Participant in such Plan in effect at the new Salary Grade for the Corporation, Division or Operating Unit as a result of such demotion at the beginning of the next Plan Year if selected by the Committee as a Participant.

SECTION 11 - CHANGE OF CONTROL
------------------------------

In the event of a Change of Control of the Company as hereinafter defined below in this Section 11, not withstanding any other provision of this Plan to the contrary the greater of either the Target Bonus Award or Actual Bonus Award, for the Plan in which a Participant participates, shall become irrevocably due and payable to Participants on the date of such Change of Control. Payment shall be made to Participants not later than thirty days after the date of such change in control otherwise made pursuant to the terms of a Change of Control Agreement between the Company and the Participant. In the event there is a conflict between this Plan and the terms and conditions of a participant's Change in Control Agreement with the Corporation, as the case may be, the terms and conditions of the Change of Control Agreement shall govern to the extent there is a conflict with the terms of the Plan.

For the purposes of this agreement, a "Change of Control" shall mean: (a) The acquisition by any individual, entity or group (within the meaning of
Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"): provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Company,
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the

Company or (iv) any acquisition by a corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and
(iii) of subsection (c) of this Section 11 are satisfied; or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

     (c) Approval by the stockholders of the Company of a reorganization, merger, consolidation in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, or the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no person (excluding the Company, an employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 15% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be, beneficially owns, directly or indirectly, 15% or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly, or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (13) no person (excluding the Company and any employee benefit plan (related trust) of the Company or such corporation and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 15% or more of the Outstanding

Company Common Stock or Outstanding Company Voting Securities, as the case may be, beneficially owns, directly or indirectly, 15% or more of, respectively the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) a least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or disposition of assets of the Company.

SECTION 12 - ADMINISTRATION AND MODIFICATION OF THE PLAN
--------------------------------------------------------

12.1 The Plan shall be administered by the Committee. The Committee shall have plenary authority, subject to the express provisions hereof, to resolve any questions arising under the Plan; to correct any defect or supply an omission or reconcile any inconsistency; to establish amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration and continued successful operation of the Plan. The Committee will have discretion at any time, or from time to time, to accelerate the time at which and the extent to which the Actual Bonus Award may be payable to Participants. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee shall act only by a majority of its members then in office and its actions shall be recorded in minutes of the Committee meetings which shall be conclusive of all such actions taken.

12.2 The Committee shall have the right but not an obligation to modify the Plan and to adjust Performance Goals including but not limited to Earnings Per Share to reflect non-recurring financial changes or changes in business structure or organization including by way of illustration and not as a limitation changes in accounting methods or requirements; accounting adjustments not in the usual and ordinary course of business resulting in non-recurring charges or additions in income, assets, liabilities or stockholders equity; tax rates and Corporate reorganizations including: recapitalization, mergers, acquisitions, divestitures and spin-offs.

12.3 Unless otherwise amended by resolution of the Committee, the Chairman shall have the power to act on behalf of the Committee with respect to individuals Salary Grade 3 and below under this Plan to: (i) select Participants and designate such Participants as Group A, Group B and Group C Participants; (ii) set the Salary Grade and Base Annual Salary for each such Participant; (iii) set the Performance Goals; (iv) Adjust Target Bonus Opportunities; and (v) Assess Strategic Goals achievement.

SECTION 13 - AMENDMENT OR TERMINATION OF PLAN AND DURATION OF
-------------------------------------------------------------
PLAN
----

13.1 Subject to the provisions of subsection 13.2 below, the Compensation Committee shall have the right at any time, from time to time, without notice to Participants to suspend, discontinue or amend this Plan in any respect whatsoever, except that administration of the Plan cannot be removed from the Compensation Committee.

13.2 Upon termination or discontinuance of the Plan, such Participants shall receive a pro rata amount of the Actual Bonus Award for the Plan Year based on the number of months completed in the Plan Year as of the date of the termination. Payment of such amount shall be in the manner provided in the Plan.

13.3 This Plan is an annual Plan and there is no obligation for the Committee or the Board of Directors to renew such Plan each Plan Year.

SECTION 14 - PLAN NOT A CONTRACT OF EMPLOYMENT
----------------------------------------------

Neither this Plan, nor participation in it, shall be construed in any manner as a contract of employment either expressed or implied. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ of the Corporation for any period of time or to continue a Participant's present or any other rate of compensation. No employee shall have a right to be selected as a Participant, or having been so selected, to be selected again as a Participant.

SECTION 15 - NON-ASSIGNABILITY OF RIGHTS
----------------------------------------

No Participant's interest in the Plan shall be sold, assigned, transferred, hypothecated, pledged, or otherwise disposed of by a Participant prior to the actual receipt of such payment except by Will, the law of decent and distribution or a qualified domestic relations order as defined by the Employee Retirement Income Security Act of 1974. Participants may name, from time to time, beneficiaries (who may be named contingently or successively) to whom benefits the Plan will be paid in the event of their death before they receive any or all such benefit. Each designation will revoke all prior designations by the same Participant, shall be in the form prescribed by the Committee, and will be effective only when filed by the Participant with the Committee during the Participant's life time. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. Except as otherwise permitted by action taken by the Committee, the rights of any Participant under the Plan will immediately terminate if such Participant:
(i) attempts to, or does sell or assign, transfer, hypothecate, pledge or otherwise dispose of any right hereunder prior to the right to receive payment except as permitted above or (i) becomes insolvent or bankrupt, or becomes involved in any matter which in the opinion of the Committee might result in a Participant's rights under the Plan being taken to satisfy the Participant's debts or liabilities.

IN WITNESS WHEREOF, the Board of Directors has caused this Plan to be signed by its duly appointed officers and its corporate seal to be hereunto affixed as of this 16th day of June 1997.

    /s/ James R. Wilson
By:______________________________
   Chairman of the Board, President
   and Chief Executive Officer

ATTESTED:                                                        --Seal--


     /s/ Edwin M. North
By:________________________________
    Corporate Secretary

==============================================================================

                            THIOKOL CORPORATION
                          KEY EXECUTIVE BONUS PLAN

                                 EXHIBIT A

                         LINEAR INTERPOLATION CHART
                            GROUP A PARTICIPANTS
                             EARNINGS PER SHARE
                              PERFORMANCE GOAL

==============================================================================


ACTUAL EPS ACHIEVED MEASURED            PERCENTAGE OF TARGET BONUS
AGAINST EPS GOAL                        OPPORTUNITY WHICH MAY BE EARNED
                                        AS AN ACTUAL BONUS AWARD
------------------------------------------------------------------------------
        90.0%                                       35.0%
------------------------------------------------------------------------------
        91.1%                                        42.2%
------------------------------------------------------------------------------
        92.0%                                        48.0%
------------------------------------------------------------------------------
        94.0%                                        61.0%
------------------------------------------------------------------------------
        95.0%                                        67.5%
------------------------------------------------------------------------------
        96.0%                                        74.0%
------------------------------------------------------------------------------
        97.0%                                        80.5%
------------------------------------------------------------------------------
        98.0%                                        87.0%
------------------------------------------------------------------------------
        99.0%                                        93.5%
------------------------------------------------------------------------------
       100.0%                                       100.0%
------------------------------------------------------------------------------
       101.0%                                       106.7%
------------------------------------------------------------------------------
       102.0%                                      113.3%
------------------------------------------------------------------------------
       103.0%                                      120.0%
------------------------------------------------------------------------------
       104.0%                                      126.7%
------------------------------------------------------------------------------
       105.0%                                      133.3%
------------------------------------------------------------------------------
       106.0%                                      140.0%
------------------------------------------------------------------------------
       107.0%                                      146.7%
------------------------------------------------------------------------------
       108.0%                                      153.4%
------------------------------------------------------------------------------
       109.0%                                      160.0%
------------------------------------------------------------------------------
       110.0%                                      166.7%
------------------------------------------------------------------------------
       111.0%                                      173.4%
------------------------------------------------------------------------------
       112.0%                                      180.0%
------------------------------------------------------------------------------
       113.0%                                      186.7%
------------------------------------------------------------------------------
       114.0%                                      193.4%
------------------------------------------------------------------------------
       115.0%                                      200.0%
==============================================================================

                            THIOKOL CORPORATION
                          KEY EXECUTIVE BONUS PLAN

                                EXHIBIT A-1

                         LINEAR INTERPOLATION CHART
                            GROUP B PARTICIPANTS
                             EARNINGS PER SHARE
                              PERFORMANCE GOAL

==============================================================================

ACTUAL EPS ACHIEVED MEASURED                 PERCENTAGE OF TARGET BONUS
AGAINST EPS GOAL                             OPPORTUNITY WHICH MAY BE
                                             EARNED AS AN ACTUAL BONUS AWARD
==============================================================================
         90.0%                                           10.0%
------------------------------------------------------------------------------
         91.0%                                           11.5%
------------------------------------------------------------------------------
         92.0%                                           13.0%
------------------------------------------------------------------------------
         93.0%                                           14.5%
------------------------------------------------------------------------------
         94.0%                                           16.0%
------------------------------------------------------------------------------
         95.0%                                           17.5%
------------------------------------------------------------------------------
         96.0%                                           19.0%
------------------------------------------------------------------------------
         97.0%                                           20.5%
------------------------------------------------------------------------------
         98.0%                                           22.0%
------------------------------------------------------------------------------
         99.0%                                           23.5%
------------------------------------------------------------------------------
        100.0%                                           25.0%
------------------------------------------------------------------------------
        101.0%                                           26.7%
------------------------------------------------------------------------------
        102.0%                                           28.3%
------------------------------------------------------------------------------
        103.0%                                           30.0%
------------------------------------------------------------------------------
        104.0%                                           31.7%
------------------------------------------------------------------------------
        105.0%                                           33.3%
------------------------------------------------------------------------------
        106.0%                                           35.0%
------------------------------------------------------------------------------
        107.0%                                           36.7%
------------------------------------------------------------------------------
        108.0%                                           38.3%
------------------------------------------------------------------------------
        109.0%                                           40.0%
------------------------------------------------------------------------------
        110.0%                                           41.7%
------------------------------------------------------------------------------
        111.0%                                           43.3%
------------------------------------------------------------------------------
        112.0%                                           45.0%
------------------------------------------------------------------------------
        113.0%                                           46.7%
------------------------------------------------------------------------------
        114.0%                                           48.3%
------------------------------------------------------------------------------
        115.0%                                           50.0%
==============================================================================

==============================================================================
                            THIOKOL CORPORATION
                          KEY EXECUTIVE BONUS PLAN

                                EXHIBIT A-2

                         LINEAR INTERPOLATION CHART
                            GROUP B PARTICIPANTS
                         OPERATING UNIT NET PROFIT
                              PERFORMANCE GOAL
==============================================================================

ACTUAL OPERATING UNIT NET PROFIT             PERCENTAGE OF TARGET BONUS
ACHIEVING MEASURED AGAINST                   OPPORTUNITY WHICH MAY BE
OPERATING UNIT NET PROFIT GOAL               EARNED AS AN ACTUAL BONUS AWARD
------------------------------------------------------------------------------
         90.0%                                             25.0%
------------------------------------------------------------------------------
         91.0%                                             30.0%
------------------------------------------------------------------------------
         92.0%                                             35.0%
------------------------------------------------------------------------------
         93.0%                                             40.0%
------------------------------------------------------------------------------
         94.0%                                             45.0%
------------------------------------------------------------------------------
         95.0%                                             50.0%
------------------------------------------------------------------------------
         96.0%                                             55.0%
------------------------------------------------------------------------------
         97.0%                                             60.0%
------------------------------------------------------------------------------
         98.0%                                             65.0%
------------------------------------------------------------------------------
         99.0%                                             70.0%
------------------------------------------------------------------------------
        100.0%                                             75.0%
------------------------------------------------------------------------------
        101.0%                                             80.0%
------------------------------------------------------------------------------
        102.0%                                             85.0%
------------------------------------------------------------------------------
        103.0%                                             90.0%
------------------------------------------------------------------------------
        104.0%                                             95.0%
------------------------------------------------------------------------------
        105.0%                                            100.0%
------------------------------------------------------------------------------
        106.0%                                            105.0%
------------------------------------------------------------------------------
        107.0%                                            110.0%
------------------------------------------------------------------------------
        108.0%                                            115.0%
------------------------------------------------------------------------------
        109.0%                                            120.0%
------------------------------------------------------------------------------
        110.0%                                            125.0%
------------------------------------------------------------------------------
        111.0%                                            130.0%
------------------------------------------------------------------------------
        112.0%                                            135.0%
------------------------------------------------------------------------------
        113.0%                                            140.0%
------------------------------------------------------------------------------
        114.0%                                            145.0%
------------------------------------------------------------------------------
        115.0%                                            150.0%
==============================================================================

==============================================================================
                            THIOKOL CORPORATION
                          KEY EXECUTIVE BONUS PLAN

                                EXHIBIT A-3

                         LINEAR INTERPOLATION CHART
                            GROUP C PARTICIPANTS
                         OPERATING UNIT NET PROFIT
                              PERFORMANCE GOAL

==============================================================================
ACTUAL OPERATING UNIT NET PROFIT             PERCENTAGE OF TARGET BONUS
ACHIEVED MEASURED AGAINST OPERATING          OPPORTUNITY WHICH MAY BE
UNIT NET GOAL                                EARNED AS AN ACTUAL BONUS AWARD
------------------------------------------------------------------------------
        90.0%                                            10.0%
------------------------------------------------------------------------------
        91.0%                                            11.5%
------------------------------------------------------------------------------
        92.0%                                            13.0%
------------------------------------------------------------------------------
        93.0%                                            14.5%
------------------------------------------------------------------------------
        94.0%                                            16.0%
------------------------------------------------------------------------------
        95.0%                                            17.5%
------------------------------------------------------------------------------
        96.0%                                            19.0%
------------------------------------------------------------------------------
        97.0%                                            20.5%
------------------------------------------------------------------------------
        98.0%                                            22.0%
------------------------------------------------------------------------------
        99.0%                                            23.5%
------------------------------------------------------------------------------
       100.0%                                            25.0%
------------------------------------------------------------------------------
       101.0%                                            26.7%
------------------------------------------------------------------------------
       102.0%                                            28.3%
------------------------------------------------------------------------------
       103.0%                                            30.0%
------------------------------------------------------------------------------
       104.0%                                            31.7%
------------------------------------------------------------------------------
       105.0%                                            33.3%
------------------------------------------------------------------------------
       106.0%                                            35.0%
------------------------------------------------------------------------------
       107.0%                                            36.7%
------------------------------------------------------------------------------
       108.0%                                            38.3%
------------------------------------------------------------------------------
       109.0%                                            40.0%
------------------------------------------------------------------------------
       110.0%                                            41.7%
------------------------------------------------------------------------------
       111.0%                                            43.3%
------------------------------------------------------------------------------
       112.0%                                            45.0%
------------------------------------------------------------------------------
       113.0%                                            46.7%
------------------------------------------------------------------------------
       114.0%                                            48.3%
------------------------------------------------------------------------------
       115.0%                                            50.0%
==============================================================================

==============================================================================
                            THIOKOL CORPORATION
                          KEY EXECUTIVE BONUS PLAN

                                EXHIBIT A-4

                         LINEAR INTERPOLATION CHART
                            GROUP C PARTICIPANTS
                            DIVISION NET PROFIT
                              PERFORMANCE GOAL
==============================================================================

ACTUAL NET PROFIT ACHIEVED                   PERCENTAGE OF TARGET BONUS
MEASURED AGAINST DIVISION NET                OPPORTUNITY WHICH MAY BE
PRE-TAX PROFIT GOALS                         EARNED AS AN ACTUAL BONUS AWARD
------------------------------------------------------------------------------
        90.0%                                              25.0%
------------------------------------------------------------------------------
        91.0%                                              30.0%
------------------------------------------------------------------------------
        92.0%                                              35.0%
------------------------------------------------------------------------------
        93.0%                                              40.0%
------------------------------------------------------------------------------
        94.0%                                              45.0%
------------------------------------------------------------------------------
        95.0%                                              50.0%
------------------------------------------------------------------------------
        96.0%                                              55.0%
------------------------------------------------------------------------------
        97.0%                                              60.0%
------------------------------------------------------------------------------
        98.0%                                              65.0%
------------------------------------------------------------------------------
        99.0%                                              70.0%
------------------------------------------------------------------------------
       100.0%                                              75.0%
------------------------------------------------------------------------------
       101.0%                                              80.0%
------------------------------------------------------------------------------
       102.0%                                              85.0%
------------------------------------------------------------------------------
       103.0%                                              90.0%
------------------------------------------------------------------------------
       104.0%                                              95.0%
------------------------------------------------------------------------------
       105.0%                                             100.0%
------------------------------------------------------------------------------
       106.0%                                             105.0%
------------------------------------------------------------------------------
       107.0%                                             110.0%
------------------------------------------------------------------------------
       108.0%                                             115.0%
------------------------------------------------------------------------------
       109.0%                                             120.0%
------------------------------------------------------------------------------
       110.0%                                             125.0%
------------------------------------------------------------------------------
       111.0%                                             130.0%
------------------------------------------------------------------------------
       112.0%                                             135.0%
------------------------------------------------------------------------------
       113.0%                                             140.0%
------------------------------------------------------------------------------
       114.0%                                             145.0%
------------------------------------------------------------------------------
       115.0%                                             150.0%
==============================================================================